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                                                                    EXHIBIT 10.1

                                  DEMAND NOTE

$100,000                                                    Date:  June 29, 2000


          FOR VALUE RECEIVED, the undersigned, GORGES/QUIK-TO-FIX FOODS, INC., a Delaware corporation, promises to pay to the order of CGW Southeast Management, L.L.C. (hereafter, together with any holder hereof, called "Holder") at the offices of the Holder located at Twelve Piedmont Center, Suite 210, Atlanta, Georgia 30305, or at such other place as the Holder may designate in writing to the undersigned, in lawful money of the United States of America, and in immediately available funds, the principal sum of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000) together with interest on the principal balance from time to time outstanding hereunder (computed on the basis of a 360-day year for the actual number of days elapsed) from the date hereof until paid in full at a per annum rate equal to twelve percent (12%) in simple interest terms.

          The principal balance shall be payable ON DEMAND; provided, however, that if demand is not made earlier, the entire outstanding principal balance of this Note shall be due and payable on June 28, 2001. Accrued interest shall be due and payable on the date the principal balance is due (whether by demand, maturity or otherwise).

          Interest shall accrue on any amount past due hereunder at a rate equal to three percent (3.0%) per annum in excess of the interest rate otherwise payable hereunder. All such interest shall be due and payable on demand.

          In no event shall the amount of interest due or payable under this Note exceed the maximum rate of interest allowed by applicable law and, in the event any such payment is inadvertently paid by the undersigned or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the undersigned shall notify the Holder in writing that the undersigned elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the undersigned not pay and the Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the undersigned under applicable law.

          THE UNDERSIGNED, AND THE HOLDER BY ACCEPTING THIS NOTE, EACH AGREE AND STIPULATE THAT THE ONLY CHARGE IMPOSED UPON THE UNDERSIGNED FOR THE USE OF MONEY IN CONNECTION WITH THIS NOTE IS AND SHALL BE THE INTEREST DESCRIBED IN THE FIRST PARAGRAPH HEREOF, AND FURTHER AGREE AND STIPULATE THAT ALL OTHER CHARGES IMPOSED BY THE HOLDER ON THE UNDERSIGNED IN CONNECTION WITH THIS NOTE, INCLUDING WITHOUT LIMITATION, ALL DEFAULT CHARGES, LATE CHARGES AND ATTORNEYS' FEES, ARE CHARGES MADE TO COMPENSATE THE HOLDER FOR UNDERWRITING OR ADMINISTRATIVE SERVICES AND COSTS OR LOSSES PERFORMED OR INCURRED, AND TO BE PERFORMED OR INCURRED, BY THE HOLDER IN CONNECTION WITH THIS NOTE AND SHALL UNDER NO CIRCUMSTANCES BE DEEMED TO BE CHARGES FOR THE USE OF MONEY PURSUANT TO OFFICIAL CODE OF GEORGIA ANNOTATED SECTION 7-4-2 OR SECTION 7-4-18. ALL CHARGES OTHER THAN CHARGES FOR THE USE OF MONEY SHALL BE FULLY EARNED AND NONREFUNDABLE WHEN DUE.
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          The undersigned shall pay all expenses incurred by the Holder in the collection of this Note, including, without limitation, the reasonable fees and disbursements of counsel to the Holder, if this Note is collected by or through an attorney-at-law.

          Time is of the essence of this Note.

          In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, the undersigned hereby authorizes the Holder, at any time or from time to time, without notice to the undersigned or to any other person or entity, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all indebtedness at any time held or owing by the Holder or any affiliate of the Holder, to or for the credit or the account of the undersigned, against and on account of all obligations of the undersigned owing hereunder or otherwise to the Holder, irrespective of whether or not the Holder shall have declared any or all of such obligations of the undersigned to be due and payable, and although such obligations shall be contingent or unmatured.

          THE UNDERSIGNED AGREES THAT ALL OF ITS PAYMENT OBLIGATIONS HEREUNDER SHALL BE ABSOLUTE, UNCONDITIONAL AND, FOR THE PURPOSES OF MAKING PAYMENTS HEREUNDER, THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO ASSERT ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM.

          No delay or failure on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

          All amendments to this Note, and any waiver or consent of the Holder, must be in writing and signed by the Holder and the undersigned.

          The undersigned hereby waives presentment, demand, notice of dishonor, protests and all other notices whatever.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

          This Note shall be binding upon the successors and assigns of the undersigned. A Holder of this Note may assign or transfer this Note to any person or entity without notice to, or the consent of, the undersigned. The undersigned may not assign any of its obligations hereunder to any person or entity.

          Any notice, demand, consent, declaration or other communication hereunder shall be in writing and shall be deemed to have been validly served, given or delivered: (a) upon the earlier of actual receipt and three (3) business days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by telecopy or other similar facsimile transmission; (c) one (1) business day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated below its signature hereto, in the case of the undersigned, and as specified in the first paragraph hereof, in the case of Holder, or to such other address (or facsimile number) as may be substituted by notice given as herein provided.

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          IN WITNESS WHEREOF, the undersigned has executed and delivered this
Demand Note under seal as of the date and year first written above.

                            GORGES/QUIK-TO-FIX FOODS, INC.


                            By: /s/  William D. Day
                                -----------------------
                                Title:  President & CEO


                            Address for Notices:

                            9441 LBJ Freeway
                            Suite 214
                            Dallas, Texas 75243
                            Facsimile:  972-699-6605


                      * * * * * * * * * * * * * * * * * *


          FOR VALUE RECEIVED, CGW Southeast Management, L.L.C. ("Management") hereby assigns, transfers and conveys to CGW Southeast Partners III, L.P. (the "Partnership"), without recourse, representation or warranty, all of Management's right, title and interest in and to this Demand Note. If Management receives any payments on or in respect to this Demand Note, Management shall immediately turn over the same to the Partnership in the form received with any necessary endorsements.

Dated:  June 29, 2000       CGW SOUTHEAST MANAGEMENT, L.L.C.


                            By:
                                ------------------------------
                                Name:
                                      ------------------------
                                Title:
                                      ------------------------

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